                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                FORM 8-K


                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                     Date of Report: August 27, 1999
                    (Date of earliest event reported)



                       THOMAS & BETTS CORPORATION
          (Exact name of registrant as specified in its charter)



           Tennessee                                   1-4682
   (State or Other Jurisdiction              (Commission File Number)
       of Incorporation)

                               22-1326940
                    (IRS Employer Identification No.)


      8155 T&B Boulevard
      Memphis, Tennessee                                38125
    (Address of Principal                             (ZIP Code)
      Executive Offices)



         Registrant's Telephone Number, Including Area Code:
                            (901) 252-8000

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ITEM 5.  OTHER EVENTS

     On August 27, 1999, Thomas & Betts Corporation (the "Registrant") provided, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, information regarding its terminated merger with AFC Cable Systems, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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
(c) Exhibits

       20        Press Release of the Registrant dated August 27, 1999.
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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Thomas & Betts Corporation
                                   (Registrant)




                                   By:    /s/ Fred R. Jones
                                          --------------------------------------
                                          Fred R. Jones
                                   Title: Vice President-Chief Financial Officer



Date: September 8, 1999









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                                   EXHIBIT INDEX

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
Exhibit               Description of Exhibits


  20                  Press Release of Registrant dated August 27, 1999.
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